As filed with the Securities and Exchange Commission on October 26, 2004
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 22, 2004


                                 B&G Foods, Inc.
                  (formerly known as B&G Foods Holdings Corp.)
        ------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




          Delaware                    001-32316              13-3918742
----------------------------         -----------         -------------------
(State or Other Jurisdiction         (Commission           (IRS Employer
       of Incorporation)             File Number)        Identification No.)



Four Gatehall Drive, Suite 110, Parsippany, New Jersey           07054
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     (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (973) 401-6500
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written  communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01.  Other Events.

         On October 25, 2004, B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (c)   Exhibits.

                   99.1         Press Release dated October 25, 2004
















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     B&G FOODS, INC.
                                     (f/k/a B&G FOODS HOLDINGS CORP.)


Dated:  October 26, 2004             By: /s/ Robert C. Cantwell
                                        -------------------------------
                                         Robert C. Cantwell
                                         Executive Vice President of Finance and
                                            Chief Financial Officer










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

                                  Exhibit Index
                                  -------------


Exhibit
Number          Description
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99.1            Press Release dated October 25, 2004